EXHIBIT 10.15

                            ADVANCED BIOTHERAPY, INC.

                 2005 SUBORDINATED CONVERTIBLE PAY-IN-KIND NOTE
                             DUE SEPTEMBER 30, 2009

Maximum Principal Amount                                 Dated:  May ____, 2005
$_______________________                                 Los Angeles, California


"NEITHER THIS CONVERTIBLE NOTE NOR ANY SECURITIES INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE SECURITIES LAW OF ANY JURISDICTION AND IS A "RESTRICTED SECURITY" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS CONVERTIBLE NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE MAKER REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

This promissory note known as "2005 Subordinated Convertible Pay-In-Kind Note due September 30, 2009 (the "Convertible Note") is in the maximum principal amount of _______________ Dollars ($_________ ) together with interest at the rate of twelve percent (12%) per annum accruing from the Funding Date on the unpaid principal balance. In determining its obligations to repay principal and interest under the Convertible Note, Advanced Biotherapy, Inc., a Delaware corporation ("Maker") shall be entitled to rely on the appropriate entries for advances of principal in total amount not to exceed ______________Dollars ($________ ) reflected on the most recently annotated and initialed Schedule 1 in the form attached and incorporated by reference herein on which ______________ ("Holder") has duly recorded, from time to time during the term of the Note. Holder shall, upon five (5) business days' notice from Maker, advance to Maker in immediately available funds the amount of principal as set forth in Maker's notice, subject to the foregoing maximum aggregate principal amount.

For value received, the undersigned Maker hereby promises to pay to Holder the maximum principal sum of __________________ Dollars ($_________), together with interest at the rate of twelve percent (12%) per annum accrued from the Funding Date on the unpaid principal balance. "Funding Date" means the date from time to time on which Maker shall have received from the Holder advances of principal in immediately available funds. Principal and interest shall be payable in lawful money of the United States, except as otherwise provided herein. Payments


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


are to be made to the address of the registered Holder of this Convertible Note as set forth on the records of the Maker.

This Convertible Note is one of the Convertible Notes (which term, for all purposes hereof includes the PIK Notes as that term is defined below) designated as its 2005 Subordinated Convertible Pay-In-Kind Notes due September 30, 2009 (the "Convertible Notes"), all of like terms and maturity, except variations necessary to express the issuance date, the principal amount and holder of each Convertible Note.

Interest is payable semi-annually on June 30 and December 31 (such date an "Interest Payment Date") of each year at a rate of twelve percent (12%) per annum commencing the June 30th or December 31st, immediately following the Funding Date, whichever date comes first, to the holder of record on the date that is ten (10) business days prior to such Interest Payment Date. Interest on this Convertible Note will accrue from the most recent date to which interest has been paid, or if no interest has been paid on the Convertible Note, from the date of issuance. On each Interest Payment Date, the Maker may, at its option and in its sole discretion, in lieu of the payment of interest in cash on the Convertible Notes, pay interest on all outstanding Convertible Notes, in whole, or in part, through the issuance of additional notes ("PIK Notes") in denominations (rounded if necessary to the nearest dollar) of one dollar ($1.00) and integral multiples thereof, in an aggregate principal amount equal to the amount of interest that would be payable on such Convertible Notes, if such interest were paid in cash. On each such Interest Payment Date that the Maker elects to deliver PIK Notes, the Maker shall issue and deliver PIK Notes to the Holder entitled to such interest payment or, upon notice to the Holder, in lieu of delivery of the physical PIK Notes, shall make a record on its books of the PIK Notes so issued without delivering physical PIK Notes to the Holder to whom such interest is due. The outstanding principal balance of the Convertible Notes together with accrued and unpaid interest thereon is due and payable in cash on September 30, 2009, subject to prior conversion thereof. This Convertible Note may be prepaid, in whole or in part, at any time, and from time to time, without premium or penalty. Any payment (in cash or in kind) received on this Convertible Note shall be applied first to all accrued and unpaid interest and then to the outstanding principal balance.

Each Convertible Note and PIK Note shall be entitled to the benefits of, and shall be subject to the terms of that Amended Investor Rights Agreement dated May ___, 2005, by and among the Maker and the Holders of the Convertible Notes and PIK Notes, a copy of which has been presented to Holder.

Each Convertible Note (and PIK Note) shall rank pari passu with and be subject to the same terms (including the interest rate from time to time payable thereon) as any other Convertible Note (except, as the case may be, with respect to the issuance date and aggregate principal amount) and shall rank pari passu (except, as the case may be, as to principal payments, if any, made upon maturity of the respective indebtedness) with the following indebtedness of the
Maker: (i) the 2002 Subordinated Convertible Pay-In-Kind Notes due June 1, 2006 ("2002 Convertible Notes Due 2006"), and (ii) the


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2003 Subordinated Convertible Pay-In-Kind Notes due September 30, 2007 ("2003
Convertible Notes Due 2007").

1. Conversion. Subject to the terms hereof, the entire principal amount owing under this Convertible Note, or any portion thereof, is convertible at the option of Holder ("Conversion Right") at any time after the date hereof prior to (and including) its maturity so long as Maker has not made a Call (defined below) by issuing a Call Notice). This Convertible Note is convertible into fully paid and non-assessable shares of Maker's common stock, $.001 par value ("Common Stock"), at the rate of one (1) share of Common Stock for each Ten and One-Half Cents ($0.105) ("Initial Conversion Price") of principal amount so converted. Upon conversion, unpaid interest accrued on such principal so converted shall be paid in cash or, at the option of Holder, paid in additional shares of stock at the rate of one (1) share of Common Stock for each Ten and One-Half Cents ($0.105) of interest amount so converted. Shares issued upon the conversion of this Convertible Note shall not be entitled to any dividend declared prior to the date of such conversion.

      Subject to the terms hereof, and subject to the Excluded Sales (defined below), if at any time prior to December 31, 2005, inclusive, Maker sells Common Stock at a price less than the Initial Conversion Price or sells rights to acquire Common Stock at a price less than the Initial Conversion Price and such rights are then currently exercisable at such lower price, then Holder shall be entitled to exercise the Conversion Right at such lower price ("Price Adjustment") rather than the Initial Conversion Price. The foregoing reduction of the Conversion Price shall not apply to any shares of Common Stock issued or issuable upon the occurrence of one (1) or more of the following events (collectively, "Excluded Sales"): (i) upon conversion of Convertible Notes, (ii) the exercise of options, warrants, and other rights to acquire Common Stock outstanding as of the date hereof, (iii) the exercise of options, warrants and other rights to acquire Common Stock granted to directors, officers, employees of, or consultants to, the Maker from and after the date hereof, in a manner determined by the Maker's Board of Directors, (iv) in connection with any acquisition transaction or to financial institutions or lessors in connection with commercial credit arrangements or other financings, or to strategic partners or licensees and the like, which issuances are approved by the Maker's Board of Directors, or (v) with the consent of the holders of greater than fifty percent (50%) of the aggregate principal amount then outstanding under all Convertible Notes, or (vi) with the consent of the holders of greater than fifty percent (50%) of the aggregate principal amount then outstanding under all 2003 Convertible Notes due 2007, or (vii) with the consent of the holders of greater than fifty percent (50%) of the aggregate principal amount then outstanding under all 2002 Convertible Notes due 2006.

2. Automatic Conversion. If at any time, and from time to time, while this Convertible Note is outstanding, the Market Price (defined below) of the Common Stock is at least three hundred percent (300%) of the Initial Conversion Price for at least a twenty (20) consecutive trading day period, Maker, upon written notice ("Call Notice") to Holder, may cause all or a portion of the outstanding principal balance of this Convertible Note to automatically convert to Common Stock ("Call") at the


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


conversion price in effect on the date of the Call Notice given by Maker, conversion to be effective on the Interest Payment Date next succeeding the giving of the Call Notice to Maker. The Maker shall then cancel this Convertible Note, and, in the event that less than the entire principal amount owing is so converted, the Maker shall promptly issue a new Convertible Note for the principal balance not so converted, and convertible at the option of the Holder, on the same terms and conditions as this Convertible Note. The term "Market Price" shall mean, with respect to a given date, (i) if the Common Stock is traded on the over-the-counter market and not in the NASDAQ National Market System or on any national securities exchange, the average between the per share closing bid and asked prices of the Common Stock on the trading date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded in the NASDAQ National Market System or on a national securities exchange, the per share closing price of the Common Stock in the NASDAQ National Market System or on the principal stock exchange on which it is listed, as the case may be; provided, however, if such Common Stock is traded both on a national stock exchange and the NASDAQ National Market System, the closing prices on the principal stock exchange shall be used. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NASDAQ National Market system or on the national securities exchange on which the Common Stock is then listed.

3. Mechanics of Conversion. In order to exercise the Conversion Right granted herein, the Holder shall surrender this Convertible Note to the Maker, with the form for conversion hereinafter provided fully executed, whereupon the Maker shall promptly issue to the Holder one or more share certificates of the Maker representing the shares of Common Stock into which this Convertible Note is to be convertible. The Maker shall then cancel this Convertible Note, and, in the event that less than the entire principal amount owing is so converted, the Maker shall promptly issue a new Convertible Note for the principal balance not so converted, and convertible at the option of the Holder, on the same terms and conditions as this Convertible Note.

4. Adjustments to Conversion Price. In the event of any stock split, stock dividend, or similar distribution or in respect of the Common Stock occurring after the date hereof (collectively "Splits"), the number of Common Stock shares issuable upon conversion hereof shall be appropriately increased and the conversion price stated above shall be appropriately adjusted. In the event of any reverse stock split or similar subdivision occurring with respect to the Common Stock after the date hereof (collectively "Reverse Splits"), the number of shares of Common Stock issuable upon conversion hereof shall be approximately decreased and the conversion price stated above shall be appropriated adjusted. In the event of any Split or Reverse Split, the Common Stock price referred to in the provisions relating to Price Adjustment and Excluded Sales shall be appropriately adjusted consistent with the provisions immediately preceding this sentence in this paragraph. In the event of any merger, consolidation, reorganization, reclassification or similar event involving the Maker or the


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


Common Stock (other than a merger in which the Maker is the surviving entity), then the type and amount of securities or other property that Holder shall be entitled to receive upon conversion hereof shall be appropriately adjusted based on the type and amount of securities or other property received by the holders of the Common Stock in such transaction.

5. Pari Passu; Subordination. The Maker is authorized to issue additional promissory notes or other debt instruments, in such amounts as the Maker shall determine, which indebtedness, including principal and interest, may rank in the same parity, pari passu with the Convertible Notes, without the consent of the holders of the Convertible Notes. This Convertible Note and the indebtedness evidenced hereby, including principal and interest, shall at all times remain junior and subordinate to Superior Indebtedness. As used herein, the term "Superior Indebtedness" shall be and mean any item of indebtedness which shall be designated as Superior Indebtedness by the Maker (i) upon consent of the holders of greater than fifty percent (50%) of the aggregate outstanding principal amount of all 2002 Convertible Notes Due 2006; or (i) upon consent of the holders of greater than fifty percent (50%) of the aggregate outstanding principal amount of all 2003 Convertible Notes Due 2007; or (iii) upon consent of the holders of greater than fifty percent (50%) of the aggregate outstanding principal amount of all Convertible Notes.

      In the event of any liquidation, dissolution or winding up of Maker or of any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other civil proceeding relative to Maker or its property, all principal and interest owing on all Superior Indebtedness (including interest accruing after such event) and all costs, fees and expenses (including attorneys' fees related to the collection of Superior Indebtedness) shall first be paid in full before any payment is made upon the indebtedness evidenced by this Convertible Note; and in any such event any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated to the payment of all Superior Indebtedness which may at the time be outstanding including without limitation dividends payable on Common Stock into which this Convertible Note may be converted), which shall be made upon or in respect of this Convertible Note shall be held in trust and paid over to the holders of such Superior Indebtedness, in accordance with their respective rights, for the application and payment thereof unless and until such Superior Indebtedness shall have been paid or satisfied in full. Further, in the event that any portion of the indebtedness evidenced hereby shall become due and payable before its express maturity by reason of acceleration pursuant hereto (under circumstances when the provisions of the immediately preceding sentence or the immediately succeeding sentence shall not be applicable), all principal and interest owing on all Superior Indebtedness (including interest accruing after such event) and all costs, fees and expenses (including attorneys' fees relating to collection of Superior Indebtedness) shall be paid in full before any payment is made upon the indebtedness evidenced hereby. During the continuance of any default in the payment of either principal or interest on any Superior Indebtedness, no payment of principal or interest shall be


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


made hereon if either (i) notice of such default in writing has been given to the Maker by the holder or holders of such Superior Indebtedness or (ii) judicial proceedings shall be commenced or pending in respect of such default. Maker forthwith upon receipt of any notice received by it pursuant to the immediately preceding sentence shall send a copy thereof to Holder.

      Holder, by acceptance hereof, agrees to accept no payment by Maker on account of the indebtedness evidenced hereby in violation of the provisions of the immediately preceding paragraph and further agrees that any such payment so accepted may be recovered by the holders of Superior Indebtedness and such payments shall be held in trust and immediately paid over to the holders of the Superior Indebtedness. Holder undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claims, consents, assignments or other instruments which any holder of Superior Indebtedness may at any time require in order to confirm, prove or realize upon any rights or claims pertaining to this Convertible Note and to effectuate the full benefit of the subordination contained herein; and upon failure of the Holder to do so, any holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of Holder to execute, verify, deliver and file any such proofs of claims, consents, assignments or other instruments.

      The foregoing subordination provisions are for the benefit of the holders of Superior Indebtedness and are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and Holder on the other hand, and nothing herein shall impair, as between Maker and Holder, the obligation of Maker to pay the principal and interest on this Convertible Note in accordance with the terms hereof, which is unconditional and absolute, nor shall anything herein prevent Holder from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the holders of Superior Indebtedness as herein provided for.

      Holder, by acceptance hereof, acknowledges and agrees that the subordination provisions set forth herein are, and are intended to be, an inducement and a consideration to each holder of any Superior Indebtedness, whether such Superior Indebtedness was created or acquired before or after the issuance of this Convertible Note, to acquire and continue to hold, or to continue to hold, such Superior Indebtedness, and such holder of Superior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Superior Indebtedness. No right of any present or future holder of any Superior Indebtedness of Maker to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Maker or by any act or failure to act by any such holder, or by any noncompliance by Maker with the terms, provisions and covenants of this Convertible Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.


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


6. Events of Default. The Holders of greater than fifty percent (50%) of the then aggregate outstanding principal amount of all Convertible Notes, may, by written notice to Maker, declare all or any part of the unpaid principal amount of the Convertible Notes then outstanding to be forthwith due and payable upon the occurrence of any one of the following events affecting the Maker ("Events of Default"), and thereupon such unpaid principal balance or part thereof (as applicable) together with interest accrued thereon shall become immediately due and payable without further demand or notice:

      (i) Failure to make any payment when due and the failure to cure such default within twenty (20) days after the receipt of written notice of such default;

      (ii) Failure to honor Conversion Rights properly exercised in accordance with the Convertible Notes and failure to cure such default within thirty (30) days after receipt of written notice of such default;

      (iii) Maker's consent to (x) commencement of any proceeding against Maker under any bankruptcy or insolvency law or (y) a general assignment for the benefit of Maker's creditors or (z) the appointment of a receiver of any of Maker's property; or

      (iv) Commencement by a third party of any proceeding against Maker under any bankruptcy or insolvency law or appointment of a receiver for any part of Maker's property without Maker's consent, if such proceeding has not been discharged or appointment rescinded within one hundred twenty (120) days.

      Notwithstanding anything to the contrary herein, no Event of Default shall occur or shall be deemed to occur, unless and until (i) an Event of Default (as that term is defined in the 2002 Convertible Debt Due 2006) shall have occurred in accordance with the terms and conditions of the 2002 Convertible Debt Due 2006, to the extent then outstanding; and (ii) an Event of Default (as that term is defined in the 2003 Convertible Notes Due 2007) shall have occurred in accordance with the terms and conditions of the 2003 Convertible Notes Due 2007, to the extent then outstanding.

      No waiver by Holder of any payment or other right under this Convertible Note shall operate as a waiver of any other payment or right, and no waiver shall be valid unless and until in writing and signed either by (i) the Holder or (ii) the holders of more than fifty percent (50%) of the aggregate outstanding principal amount of all Convertible Notes. This Convertible Note may not be modified or terminated orally but only by agreement or discharge in writing and signed by either (i) the Holder of this Convertible Note and Maker, or (ii) the holders of more than fifty percent (50%) of the then aggregate principal amount of all Convertible Notes and Maker. Except as set forth herein, the Holder of this Convertible Note shall not have the right to sell, assign or otherwise transfer this Convertible Note or, prior to registration thereof, the underlying Common Stock, without the prior written consent of Maker in its sole discretion. Nothing contained in this Convertible Note shall be deemed to prohibit or


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


otherwise restrict any voluntary inter vivos transfer by a Holder who is a natural person of all or a portion (in aggregate principal amount not less than Fifty Thousand Dollars ($50,000)) of this Convertible Note to an individual retirement account or in trust for the primary benefit of any or all of such Holder, his or her spouse or the respective parents, siblings, children or grandchildren (whether by blood or adoption) (collectively "Family Members") or to a family partnership, limited liability Maker or corporation, in which only such Holder, his or her spouse or their Family Members are the partners, members or shareholders, as applicable (collectively, "Estate Planning Entity"), provided that any such interest so transferred to an Estate Planning Entity shall remain subject to the provisions of this Convertible Note and the transferee shall comply with all terms herein.

7. Miscellaneous.

      7.1. THIS CONVERTIBLE NOTE IS NOT NEGOTIABLE.

      7.2. Attorneys' Fees. In the event Holder shall incur costs, including attorneys' fees, in enforcement and collection of this Convertible Note, whether or not litigation is commenced, the prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in connection therewith. In the event Maker elects to exercise its rights to partially prepay or partially Call the Convertible Notes, Maker shall do so among the holders pro rata in proportion to the outstanding aggregate principal amounts thereof held by all the holders.

      7.3. Notices. All notices to be given under this Convertible Note shall be in writing and shall be given either personally or by reputable overnight courier service, or by facsimile with evidence of receipt, or by regular first-class mail, or certified mail return receipt requested, addressed to the Maker at the address shown below, or to the Holder at the address shown in the Maker's records, or at any other address designated in writing by one party to the Maker. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one (1) business day following delivery to the overnight courier service, or two (2) business days following the deposit thereof in the United States mail, with postage prepaid or on the first business day of receipt in the case of notices sent by fax.

      7.4. Amendment; Successors and Assigns. Subject to Section 6 above, which authorizes modifications or amendments upon approval of Maker and the holders of more than fifty percent (50%) of the then aggregate principal amount of all Convertible Notes, this Convertible Note may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver. This Convertible Note shall be binding upon and shall inure to the benefit of Maker and its successors and assigns and shall be binding upon and shall inure to the benefit of the Holder and, subject to Section 7.1 above, the Holders permitted assigns, heirs, and legal representatives.


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


      7.5. Governing Law. This Convertible Note shall be governed by, and shall be construed and enforced in accordance with the internal laws of the State of California, without regard to conflicts of laws principles.


IN WITNESS WHEREOF, the Maker has executed this Convertible Note as of the date and at the place first written above.


                                 MAKER:

                                 Advanced Biotherapy, Inc.
                                 a Delaware corporation


                                 By:
                                      -----------------------------------
                                      Edmond F. Buccellato, President and
                                      Chief Executive Officer

                                 Address: Advanced Biotherapy Concepts, Inc. 6355 Topanga Canyon Boulevard
                                            Suite 510
                                            Woodland Hills, CA  91367
                                 Facsimile: 818-883-3353


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


                               ELECTION TO CONVERT

The undersigned Holder of the within Convertible Note hereby surrenders $______________ of the aggregate principal amount of such instrument, and $______________ of the aggregate accrued interest thereon, for conversion into shares of Common Stock, $0.001 par value, of Advanced Biotherapy, Inc., in accordance with the terms and conditions set forth in the Convertible Note above, and hereby requests that such shares issuable upon such conversion be issued to the undersigned, and delivered to the following address:

                  Address to which Shares of Company Common Stock are to be delivered:

                       ---------------------------------

                       ---------------------------------

                       ---------------------------------

                                     HOLDER


                                     ------------------------------------------
                                     Signature - Same as Registered Holder


                                     ------------------------------------------
                                     Print or Type Name


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


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                                   SCHEDULE 1
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

                   PRINCIPAL*                 INTEREST*             ACCUMULATED*
   DATE      ADVANCES OR REPAYMENTS      ACCRUALS OR PAYMENTS       BALANCE DUE*
                                                                  ON DATE OF ENTRY
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


--------------------------------
*Unless otherwise stated, all entries are in United States American Dollars


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